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Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with Amendment No. 1 to the Annual Report on Form 10-K/A for the period ending December 27, 2003 of Charles River Laboratories International, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Financial Officer of the Company, hereby certifies, to the best of his knowledge and pursuant to 18 U.S.C. Section 1350, that:

        (1)   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 8, 2004	/s/ THOMAS F. ACKERMAN Thomas F. Ackerman Senior Vice President and Chief Financial Officer Charles River Laboratories International, Inc.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002